EXHIBIT 10.31


THIS AGREEMENT BETWEEN


     PHILIP CALABRESE, 89 Birch Hill, Albertson, N.Y., 11507,
                                                                     as Landlord
and

     USA SKATE CO., INC., 7 Brayton Ct., Commack, N.Y., 11725,
                                                                     as Tenant

WITNESSETH:  The Landlord hereby leases to the Tenant the following premises;


     North section of the building known as 5 Brayton Ct., Commack, N.Y. 11725, consisting of 10,00 square ft.



for the term of five )5) years,

to commence from the 1st day of November, 1996 and to end on the 31st, day of October, 2001. to be used and occupied only for Storage, and distribution of sporting goods,



upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent of $58,800 from November 1, 1996 to October 31, 1998, $60,270 from November 1, 1998 to October 31, 1999, $61,775 from November 1, 1999 to October 31, 2000; $63,320 from November, 2000 to October 31, 2001,


said rent to be paid in equal monthly payments in advance on the first day of each and every month during the term aforesaid, as follows:

                $9800, upon the signing of this Lease to cover security payment of $4900., and rent payment of $4900. for the month of November 1996. $4900. per month from December 1, 1996 to October 31, 1998.
           $5022. per month from November 1, 1998 to October 31, 1991.
           $5147 per month from November 1, 1999 to October 31, 2000.
           $5275. per month from November 1, 2000 to October 31, 2001.

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs except structural (See Paragraph 30th.),



and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirement of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of business or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this Agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

     If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

     Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hinderance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, of if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intentions to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected. First to the expense or resuming or obtaining possession, second to restoring the premises to a restable condition, and then to the payment of the rest and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premises therefor shall be tendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant whom tendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant as the Tenant's own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord or re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this Lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $_______________ as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this Lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants, and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendor for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply in every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th. Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. Al such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause and increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such preceding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the tenant.

22nd. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to is appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority, in respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or in some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession f the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.




     A Rider, consisting of four (4) pages forms a part of this Lease, and is to be attached hereto.

     Tenant may terminate lease after three (3) years but would be responsible for twenty-five percent (25%) of each of the remaining two (2) years' rent.

     And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

     And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

     In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this ____ day of _____________ 19__

           Signed, sealed and delivered

in the presence of


                                           /s/ Philip Calabrese
                                           ------------------------------------
                                           PHILIP CALABRESE - LANDLORD


                                           /s/ John Hodgins
                                           ------------------------------------
                                           USA SKATE CO., INC.
                                           JOHN HODGINS - PRES. - TENANT

                                                                         Page 1.

                    RIDER TO LEASE BETWEEN PHILIP CALABRESE,
                        AS LANDLORD, AND USA SKATE, INC.
                             AS TENANT        DATED:
                             -----------------------



28th. The parties agree that the Landlord shall not be required to furnish, or pay for, any type of services, or utilities, including, but not limited to, heat, power, light, electricity, water, gas, refuse removal, snow clearing, and removal. Landlord shall be held harmless from any liability or responsibility for any damage to persons, or property regarding these services.

29th. The Tenant shall make no changes, alterations, additions, or improvements, to the building, interior, or exterior, without the written consent of the Landlord, and when such permission is granted, it is understood that all work will be in accordance with all governmental codes, rules, and regulations. Tenant shall obtain all necessary permits, inspections, approvals, temporary and final certificates. It is further understood that, unless stated in writing, Tenant shall return the premises to its original condition, at his own cost and expense, at least 90 days prior to expiration of this Lease, or renewal, or holdover occupancy. In the event of any non-compliance of this paragraph, any securities held by the Landlord may be expended by him to effect compliance, however, Tenants liability shall not be limited to the amount of such security.

30th. Structural repairs shall be the obligation of the Landlord, unless the need for such repairs are caused by the Tenant's use or occupancy of the premises. All other repairs, and maintenance, including replacement of any fixture, appliance, or system, shall be the obligation of the Tenant. "Structural," as intended herein, applies solely to the walls, and roof of the building.

31st. Tenant shall provide a listing of all flammable, toxic, hazardous, odorous materials, when use separately, or in combination, and any air, or water quality diminution considerations, and all chemicals stored, used, or handled. Landlord assumes no responsibility whatsoever, in regard to an acceptance, or approval of the use of any, or all, items listed.

32nd. Tenant shall be wholly responsible for all litigation costs, and expenses, and payment due for any award, judgement, or settlement, in regard to claims for air, water, soil, waste and sewerage disposal, and any other environmental contamination or damage

                                                                        Page 2.

                    RIDER TO LEASE BETWEEN PHILIP CALABRESE,
                        AS LANDLORD, AND USA SKATE, INC.
                           AS TENANT           DATED:
                           --------------------------



33rd. Tenant agrees not to block, impede, or encumber in any way, at any time, all driveways, street aprons, walks, doorways, etc., as these areas must remain accessable and passable for other Tenant's vehicles, deliveries, personnel, parking, emergency vehicles and all other traffic, including maintenance equipment and vehicles.

34th. The demised premises herein, shall be wholly under the control, and management of the Tenant. and the Landlord shall be under no responsibility regarding maintenance upkeep, and safety considerations, in this regard.

35th. Landlord shall be under no obligation, or responsibility whatsoever, for any theft, or damage of the Tenant's possessions, or other goods or articles in the building or premises, interior or exterior, and the Landlord assumes no custodial responsibilities whatsoever. This paragraph shall also apply to Tenant's fixtures, equipment, valuables, "Contents" owned, or in the custody of the Tenant.

36th. Any, and all damage to any part of the Leasehold, interior, or exterior, including fixtures, appliances, equipment, or any other possession of the Landlord, which forms a part of this Leasehold, occasioned, by accident, theft, burglary, vandalism, carelessness or negligence by the Tenant or Tenant's agents, or others, shall be repaired, or replaced, if necessary, at the sole expense of the Tenant.

37th. Tenant shall pay any, and all increases in the Real Estate taxes that are are in effect on the date of commencement of this lease. Tenant shall make payment to the Landlord within 30 days of receipt of copy of the appropriate tax bill, and any monies due in this regard shall be considered as rent, subject to all the terms, and conditions of this Lease.

38th. Tenant shall have the right to place sings on the demised premises providing all necessary permits are obtained, all regulatory ordinances, rules, and regulations are complied with, and no obstruction, or interference regarding the the conduct of business of other Tenants in the building. Landlord shall have the final decision in any dispute concerning placement of signs.

39th. Tenant has the right to sub-lease all or part of the premises, providing written permission is granted by the Landlord, and when such permission is granted, the Tenant's obligations to all terms of this Lease shall remain in effect, and binding. Landlord agrees not to unreasonably withhold consent, however, the demand that operations of a sub-tenant be similar that of the Lesse shall not be deemed unreasonable.

                                                                        Page 3.

                    RIDER TO LEASE BETWEEN PHILIP CALABRESE,
                        AS LANDLORD, AND USA SKATE, INC.
                           AS TENANT         DATED:
                           ------------------------


40th. In the event of any default by the Tenant on any term or condition of this Lease, the Tenant shall be liable for any, and all legal fees, and expenses, incurred by the Landlord, including court costs, to correct such default, or recover monies due Landlord, or recover premises. Further if any such default is not cured within 10 days to the satisfaction of the Landlord, the unpaid balance of any arrears, and incurred expenses, plus the sum of all remaining rent payments for the term of this Lease, shall become due and payable immediately.

41st. Tenant shall be responsible for the maintenance of all shrubbery, lawns, and other landscaping. This shall include cutting, trimming, fertilizing, watering.

42nd. Landlord shall pay the cost of basic fire insurance, and liability for the premises, and Tenant shall pay for any excess premium imposed due to Tenant's operations, if deemed hazardous, or dangerous.

43rd. Tenant shall be responsible for, and will pay for any, and all, costs in regard to cleaning, and/or repairing of any damage caused by the storage, use, spillage, handling, or otherwise, of any hazardous waste, liquids, chemicals, or other materials. This shall include all ordered cleanups, and/or removals, repairs, cease and desist orders, and any other demands issued by the Environmental Protection Agency, Dept. of Environmental Agency, Local, State, & Federal authorities, and Health Dep't.

44th. Upon early occupancy of the premises, prior to date of Lease commencement, or date of Lease commencement, whichever is earliest, and during the term of this Lease, or any renewal thereof, or any holdover occupancy by the Tenant, Tenant shall provide and maintain in good standing, a general liability, and property damage insurance policy, in standard form, protecting the Landlord and Tenant against any, and all liability occasioned by accident, or disaster. This coverage shall be effected by a reputable, and authorized Company, in good standing, in the sums of $1,000,000./2,000,000., and $750,000.
          property damage, minimum. All premiums, and charges to be paid by the Tenant. Coverage shall include sprinkler protection. Tenant shall supply Landlord with an insurers certificate, as evidence of coverage, however, any failure to effect such coverage, whether willful, or inadvertent, shall obligate Tenant to defend any, and all, claims brought against the Landlord, and further, to pay any and all awards, judgements, liens, settlements, etc., on behalf of Landlord.

                                                                        Page 4.

                    RIDER TO LEASE BETWEEN PHILIP CALABRESE,
                        AS LANDLORD, AND USA SKATE, INC.
                           AS TENANT           DATED:
                           --------------------------


45th. Any, and all, improvements, changes, modifications, additions, to the building, interior or exterior, attached or not attached, shall, at the option of the Landlord, become the property of the Leasehold, subject to all terms and conditions of this Lease.

46th. It is hereby specifically understood that it shall be the obligation, and responsibility of the Tenant to ascertain, and comply with, all appropriate governmental rules, and regulations, Local, State, Federal, regarding Tenant's operations, materials handling, storage, waste disposal, air and water quality procedures, and all other laws, rules, and regulations set forth by any other appropriate Authority, prior to, and subsequently following the execution of this Lease.

47th. Tenant hereby leases the building and premises "As is", and the Landlord makes no representations or warranties regarding the demised premises.

48th. Tenant shall pay any, and all increases in the Real Estate taxes levied, over and above the taxes assessed for the year 1998. Tenant shall make payment to the Landlord within 30 days of receipt of appropriate tax bill, and all monies due in this regard shall be considered as rent, subject to terms of this Lease.

49th. All office areas are to be used and maintained solely for office purposes.

50th. Regarding Paragraph 41st., landscaping costs shall be shared equally with Tenant on South side of building. At present time the service contract is held by Tom Ruffino, Inc., (Copy forwarded). Should different arrangements be desired, both Tenants should be in agreement, and if not, the Landlord shall effect final decision. Contract for snow removal is held by Robert Reggiani, and the same terms, and conditions as regarding landscaping shall apply to snow removal.

51st. Any, and all electrical work required by Tenant, shall be the responsibility of the Tenant, including lighting and distribution.

52nd. All Greenlawn Water District fees, including sprinkler fees, shall be shared equally by both Tenants.

53rd. Landlord is to remove all existing partitions in the warehouse section of the building, and also raise the sprinkler system heads in the removed areas.